UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund Semi-Annual ReportJune 30, 2012

Dear Fellow Shareholders,

Our Fund’s NAV rose 10.2% during the first six months of 2012. We ended the period at 46positions with a weighted average market cap of $330 million, a dividend yield of 1.4% and a price to book value ratio of 90%. Our performance was somewhat better than the R2000 which rose 8.5%.

Total Return        YTD  2011    2010   2009    2008

Pinnacle Value Fund          10.2%          (4.9)% 13.5%      12.7%     (16.9)%

Russell 2000                         8.5       (4.2)      26.9         27.1         (33.8)

S&P 500                               9.5%2.1%    15.1%26.5%    (37.0) %

(All returns include dividend reinvestment. Past performance does not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Portfolio Activity

Activity was fairly modest during the quarter.  There were minor changes to the Top 10 Holdings list:

Flexsteel Industries and SWK Holdings were replaced by Old Republic and Anchor Bancorp.

We’ve sold most of our Flexsteel position for $15.74 per share versus a cost of $6.22/sh. We also earned a nice dividend along the way. Still, furniture manufacturing is a cyclical business and results rebounded nicely from the depths of a few years ago as we believed they would.  Flexsteel also has a new CEO from outside the furniture business and is spending millions on a new corporate headquarters, which we don’t feel is appropriate.  Buying back stock or raising the dividend would have been better uses for cash.  SWK Holdings (royalty purchases and financing) left the top 10 but remains firmly entrenched at spot 11.

Old Republic is a Chicago based insurance carrier founded in 1925 with a strong presence in commercial property & casualty, title and mortgage guarantee insurance. The first two segments are solidly profitable and getting better.The latter, mortgage guarantee, is unprofitable due to the large number of home mortgage defaults triggering the mortgage guarantee coverage of the lender. While Old Republic is no longer writing mortgage guarantee insurance, they still must pay claims which, as you might imagine, have been high in recent years. Losses were particularly high in 2011 although in 2012, results have been modestly better. We’ve owned shares since early 2009 and recently added to our positionbelieving  that eventually the mortgage guarantee issue would run its course and we would be left with a solidly profitable insurance firm. The dividend remains intact providing a current yield of 8%.

Anchor Bancorp is  anAberdeen (near Olympia), Washington based savings bank founded in 1907 which prospered by making home loans to credit worthy borrowers. For much of its history, it was a mutual bank and was owned by the depositors. Like many financial institutions, Anchor got into trouble by making construction loans during the housing boom. Mounting losses brought in the regulators, who forced Anchor to raise equity capital via an IPO at a very attractive price. We participated in the IPO but bought most of our shares in the aftermarket after getting to know the CEO and his game plan which is “fix-it and sell it”.  Anchor has a solid deposit franchise that would be a good strategic fit for many super-regional Northwest banks.  In the meantime, fundamentals continue to improve.

The Checklist Manifesto

Recently I read ”The Checklist Manifesto: How to get Things Right” by Dr. AtulGawande. As those of you who have read it know, Dr. Gawande takes us on a fascinating voyage through the complex systems found in everything from medicine and disaster recovery to professions and businesses of all kind. The book highlights the importance of checklists as a means of reducing errors within those processes.

Here at Pinnacle, we make extensive use of our Due Diligence Checklist in evaluating new ideas or monitoring the health of existing portfolio positions. Below are some of the questions on our checklist.

1. Business Fundamentals: Is the business within our circle of competence? If there’s lots of technology, we won’t understand it.  What is the firm’s recent history?What are the key drivers?  What are the sources of sustainable competitive advantage?  What does the competitive landscape look like? Who are the major customers and suppliers, and what is their bargaining power? Is the financial picture strong?

2. Management/ Insiders: Is management smart, honest, hardworking and hands on? Are they realistic & candid in assessing challenges and opportunities? Do they understand concepts like incentive compensation and capital allocation? Are they entrepreneurs or corporate caretakers?  Do they like having public shareholders and communicating with them?  Are they significant shareholders?

3. Corporate Governance:Does the company treat shareholders as true partners in the business?  Are there any management entrenching devices such as dual class share structures, poison pills or a board of directors stacked with insiders?  Are there any questionable related party transactions or other indications of self-dealing? Is compensation (cash & non cash) reasonable and tied to operating performance?

4. Game Plan:  Strategically, operationally and financially, what is management trying to accomplish?

What are the critical issues, which if addressed correctly will help us understand whether their gameplan is feasible? What are the anticipated hurdles and means of overcoming? Will growth occur internally or externally via acquisitions. What are key financial and non-financial goals and timetable for achieving?

Of course, checklists are not fool-proof and are subject to user error. However, a good checklist developed over time and incorporating past experiences (good and bad) can be invaluable.

By now you should have received your semi-annual statement. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write. Thanks for your continued support.

John E. DeysherPinnacle Value Fund

President & Portfolio Manager745 Fifth Ave.- 2400

212-605-7100  New York, NY   10151

TOP 10 POSITIONS  % net assets

1.Wilshire Bank                                                                                                               5.0

2. Preferred Bank                                                                                                              4.5

3. Montpelier Re                                                                                                               4.2

4. Hallmark Financial                                                                                                       4.0

5. First Acceptance                                                                                                           3.8

6. MVC Capital                                                                                                                3.8

7. Capital Southwest                                                                                                        3.6

8. Asta Funding                                                                                                                3.5

9. Old Republic                                                                                                                2.3

10. Anchor Bank                                                                                                              2.0

Total36.7

YTD TOP 5 WINNERS (realized & unrealized gains)

1.Preferred Bank                                                                                                     $990,000

2. Wilshire Bank                                                                                                        855,600

3. Capital Southwest                                                                                                  664,800

4. Anchor Bancorp                                                                                                    388,300

5. Montpelier Re                                                                                                       344,800

Total                              $3,244,100

YTD TOP 5 SINNERS (realized & unrealized losses)

1.Old Republic                                                                                                      $108,000

2. Guggenheim Solar                                                                                                  94,900

3. Regency Affiliates                                                                                                  56,800

4. Ultra short Technology ETF                                                                                   51,900

5. Ultra short Russell 2000 Growth ETF                                                                    36,800

Total$348,400

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds                                                                 34.9%

Insurance                                                                                                                        18.6

Financial Services                                                                                                          16.1

Banks & Thrifts                                                                                                             11.9

Consumer Goods & Services                                                                                          5.6

Closed End & Exchange Traded Funds                                                                          4.5

Industrial Goods & Services                                                                                           3.8

Real Estate Investment Trusts                                                                                         3.0

Conglomerates                                                                                                                1.6

Total                                          100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			June 30, 2012 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrifts
93,800	Anchor Bancorp *	$ 720,836	$ 969,892
1,600	BBCN Bancorp, Inc. *	12,535	17,424
165,904	Preferred Bank *	1,247,446	2,216,477
13,700	Suffolk Bancorp *	112,764	177,689
451,107	Wilshire Bancorp *	1,382,477	2,467,555
		3,476,058	5,849,037	11.86%
Conglomerate
142,049	Regency Affiliates, Inc. (a) *	750,235	795,474	1.61%

Fabricated Metal Products
71,700	Hardinge, Inc.	256,225	652,470
12,150	Keystone Consol Industries, Inc. *	95,170	85,050
		351,395	737,520	1.50%
Financial Services
185,187	Asta Funding, Inc.	261,637	1,735,202
238,445	BKF Capital Group, Inc. *	783,446	238,445
512,840	Cadus Corp. *	828,076	702,591
17,100	Capital Southwest Corp.	1,275,408	1,758,564
285,670	CoSine Communications, Inc. *	697,285	557,057
117,200	Kent Financial Services, Inc. *	265,452	131,264
143,437	MVC Capital, Inc.	1,254,961	1,857,509
1,141,027	SWK Holdings Corp. *	970,970	969,873
		6,337,235	7,950,505	16.12%
Furniture & Fixtures
20,000	Hooker Furniture	210,009	235,800
11,504	Flexsteel Industries, Inc.	59,286	227,549
146,286	Stanley Furniture Company, Inc. *	444,125	583,681
		713,420	1,047,030	2.12%
Greeting Cards & Giftwrap
39,600	CSS Industries, Inc.	640,739	813,780	1.65%

Insurance
29,848	EMC Insurance Group	546,920	602,930
1,389,613	First Acceptance Corp. *	3,041,011	1,862,081
250,724	Hallmark Financial Services, Inc. *	1,640,612	1,955,647
26,840	Independence Holding Co.	116,279	264,374
97,400	Montpelier Re Holdings Ltd.	1,301,861	2,073,646
31,256	National Security Group, Inc.	267,572	265,989
900	Navigators Group, Inc. *	33,483	45,045
135,600	Old Republic International Corp.	1,092,551	1,124,124
109,089	Seabright Holdings, Inc.	700,444	969,801
		8,740,733	9,163,637	18.58%
Retail-Variety Stores
8,700	Duckwall-ALCO Stores, Inc. *	71,405	76,038	0.15%

Retail-Women's Clothing Stores
447,600	Christopher & Banks Corp.	508,222	528,168	1.07%

Test & Measurement
50,200	Electro Sensors, Inc.	199,619	204,816
21,600	Perceptron, Inc. *	57,442	118,800
		257,061	323,616	0.66%
Security Services
65,107	Costar Technologies, Inc. *	554,772	162,116	0.33%

Educational Services
70,201	Ambassador Group, Inc.	297,108	381,893	0.78%

Real Estate Investment Trusts
30,700	American Land Lease, Inc. PFD 7.75% Series A	644,555	680,005
41,500	Getty Realty Corp.	586,745	794,725
		1,231,300	1,474,730	2.99%
Trucking
69,153	P.A.M. Transportation Services, Inc.	306,797	667,326	1.35%

Water Supply
100	Consolidated Water Co. Ltd.	731	829	0.00%

Total for Common Stock		$ 24,237,211	$ 29,971,699	60.77%

Closed-End & Exchange Traded Funds
2,600	Central Europe & Russia Fund, Inc.	31,314	78,598
16,790	Guggenheim Solar	417,612	307,929
64,780	Japan Smaller Capitalization Fund, Inc.	414,666	478,724
29,059	Petroleum & Resources Corp.	494,948	696,254
7,880	ProShares UltraShort Russell 2000 Growth	300,662	219,064
5,975	ProShares UltraShort Technology	287,406	229,978
4,217	Singapore Fund, Inc.	25,623	53,008
7,200	Turkish Investment Fund, Inc.	30,696	101,088

Total for Closed-End & Exchange Traded Funds		$ 2,002,927	$ 2,164,643	4.39%

SHORT TERM INVESTMENTS
Money Market Fund
17,192,633	First American Government Obligation Fund Class Z 0.02% **	17,192,633	17,192,633
500,000	Federated Money Market Prime Obligation Fund Institutional Class 0.10% **	500,000	500,000
500,000	Invesco Liquid Assets Fund Institutional Class 0.17% **	500,000	500,000

Total for Short Term Investments		$ 18,192,633	$ 18,192,633	36.88%

	Total Investments	$ 44,432,771	$ 50,328,975	102.04%

	Liabilities in excess of other Assets		(1,007,811)	-2.04%

	Net Assets		$ 49,321,164	100.00%

(a) Level 2 Security.
* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2012.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2012 (Unaudited)

Assets:
Investment Securities at Market Value	$ 50,328,975
(Identified Cost $44,432,771)
Receivables:
Shareholder Subscriptions	124,660
Dividends and Interest	26,440
Securities Sold	24,626
Prepaid Expenses	13,230
Total Assets	50,517,931
Liabilities:
Payable to Advisor	1,057,618
Securities Purchased	31,865
Due to Custodian	87,103
Accrued Expenses	20,181
Total Liabilities	1,196,767
Net Assets	$ 49,321,164

Net Assets Consist of:
Paid-In Capital	$ 42,510,682
Accumulated Undistributed Net Investment Loss	(103,570)
Accumulated Realized Gain on Investments - Net	1,017,848
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	5,896,204
Net Assets	$ 49,321,164
Net Asset Value and Redemption Price
Per Share ($49,321,164/3,221,766 shares outstanding), no par value, unlimited
shares authorized	$ 15.31

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2012 (Unaudited)

Investment Income:
Dividends	$ 256,369
Interest	1,582
Total Investment Income	257,951
Expenses:
Investment Advisor Fees (Note 3)	303,289
Transfer Agent & Fund Accounting Fees	20,012
Insurance Fees	8,226
Custodial Fees	9,745
Audit Fees	7,480
Registration Fees	4,012
Trustee Fees	4,987
Legal Fees	997
Miscellaneous Fees	3,988
Printing & Mailing Fees	2,743
Total Expenses	365,479
Expense Reimbursement (Note 3)	(3,958)
Net Expenses	361,521

Net Investment Loss	(103,570)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	813,769
Capital Gain Distributions from Regulated Investment Companies	1,744
Change in Unrealized Appreciation on Investments	4,000,088
Net Realized and Unrealized Gain on Investments	4,815,601

Net Increase in Net Assets from Operations	$ 4,712,031

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2012	12/31/2011
From Operations:
Net Investment Loss	$ (103,570)	$ (519,346)
Net Realized Gain on Investments	813,769	472,127
Capital Gain Distributions from Regulated Investment Companies	1,744	63,909
Net Unrealized Appreciation (Depreciation)	4,000,088	(2,807,778)
Increase (Decrease) in Net Assets from Operations	4,712,031	(2,791,088)

From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	-
Return of Capital	-	-
	-	-
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	2,505,014	11,074,982
Shares issued in Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(5,535,411)	(25,119,765)
Net Decrease from Shareholder Activity	(3,030,397)	(14,044,783)

Net Increase (Decrease) in Net Assets	1,681,634	(16,835,871)

Net Assets at Beginning of Period	47,639,530	64,475,401
Net Assets at End of Period (b)	$ 49,321,164	$ 47,639,530

Share Transactions:
Issued	167,647	763,925
Reinvested	-	-
Redeemed	(375,822)	(1,746,369)
Net decrease in shares	(208,175)	(982,444)
Shares outstanding beginning of Period	3,429,941	4,412,385
Shares outstanding end of Period	3,221,766	3,429,941

(a) Net of Redemption Fees of $932 for June 30, 2012, and $9,668 for December 31, 2011.
(b) Includes undistributed net investment income (loss) of $(103,570) at June 30, 2012 and $0 at December 31, 2011.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2012		12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value -
Beginning of Period	$ 13.89		$ 14.61	$ 12.87	$ 11.45	$ 15.57	$ 13.80
Net Investment Income (Loss) *	(0.03)		(0.13)	(0.12)	(0.04)	0.15	0.23
Net Gains or Losses on Securities
(realized and unrealized)	1.45		(0.59)	1.86	1.49	(2.80)	1.90
Total from Investment Operations	1.42		(0.72)	1.74	1.45	(2.65)	2.13

Distributions from Net Investment Income	-		-	-	-	(0.14)	(0.17)
Distributions from Capital Gains	-		-	-	(0.03)	(1.33)	(0.19)
Distributions from Return of Capital	-		-	-	-	-	-
	-		-	-	(0.03)	(1.47)	(0.36)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Period	$ 15.31		$ 13.89	$ 14.61	$ 12.87	$ 11.45	$ 15.57

Total Return	10.22%		(4.93)%	13.52%	12.71%	(16.87)%	15.43%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 49,321		$ 47,640	$ 64,475	$ 59,795	$ 57,365	$ 64,209

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.51%	**	1.48%	1.47%	1.47%	1.44%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.44)%	**	(0.93)%	(0.91)%	(0.35)%	1.12%	1.53%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	**	1.47%	1.47%	1.49%	1.49%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.43)%	**	(0.91)%	(0.91)%	(0.37)%	1.06%	1.53%

Portfolio Turnover Rate	6.49%		34.11%	5.46%	63.12%	66.37%	27.11%

* Per share net investment Income (loss) determined on average shares outstanding during year.
** Annualized
(a) Less than $0.01 per share

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (UNAUDITED)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  The below table summarizes the inputs used at June 30, 2012:

	Level 1	Level 2	Level 3	Total
Equity *	$ 31,340,868	$ 795,474	$ 0	$ 32,136,342
Money Market Funds	18,192,633	0	0	18,192,633
Investments at Market	$ 49,533,501	$ 795,474	$ 0	$ 50,328,975

* See Schedule of Investments for industry breakout.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (UNAUDITED)

The Fund did not hold any Level 3 assets during the six months ended June 30, 2012. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For six months end June 30, 2012, Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2012 the Fund invested approximately 35% of net assets in the First American Government Obligations Money Market Fund which normally invests 100% of assets in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintenance of liquidity.  First American Government obligations Money Market Fund’s financial statements are available on the SEC website www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2012 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2012, $4,820 of redemption fees were returned to the Fund through shareholder redemptions.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (UNAUDITED)

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser). Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2012, Adviser earned $303,289 in fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through December 31, 2012.  For the six months ended June 30, 2012, the Adviser reimbursed the Fund $3,958.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2012, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $1,953,000 and $2,869,076, respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

The tax nature of distributions paid during six months ended June 30, 2012 and year end December 31, 2011 are:

	June 30, 2012	December 31, 2011
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 0

At June 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 44,432,771
Gross tax unrealized appreciation	$ 8,790,067
Gross tax unrealized depreciation	(2,893,863)
Net tax unrealized appreciation	5,896,204
Accumulated realized gain on investments –net	1,017,848
Accumulated Gain	$ 6,914,052

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (UNAUDITED)

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (UNAUDITED)

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (57)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (80)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (56)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (47)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (UNAUDITED)

Board Approval of Investment Advisory Agreement

The investment advisory agreement (“Agreement”)  between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2012. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/

operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Board reviewed Fund returns since inception and for the year end Dec. 31, 2011. The Fund’s performance was compared to a peer group of mutual funds and the Russell 2000 index. The Board noted the Fund’s 2011 performance was below the peer group average and the R2000 but above average for the last full 8 years of the Fund’s existence. The Board concluded  that the Fund’s long term performance was acceptable.

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio to the peer group. The Board noted that the Fund’s expense ratio was approximately the same as the peer group’s average and that Adviser continues to cap expenses at 1.49% of average net assets and reimburse the Fund as necessary. The Board compared the advisory fee charged to the Fund with the advisory fee charged by the peer group and to the private account which it deemed reasonable given the many administrative, compliance and marketing services provided to the Fund which are not provided to the private account. Based on these factors and the labor intensive nature of small/micro cap research, the Board concluded the fees charged to the Fund are fair and reasonable.

Profitability & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2011 financial statement and concluded that Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2012	June 30, 2012	January 1, 2012 to June 30, 2012

Actual	$1,000.00	$1,102.23	$7.79
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.47

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfill its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 22, 2012